SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 23, 2002


                          ClearOne Communications Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On April 23, 2002, ClearOne Communications Inc., (the "Company" or "ClearOne"), issued a press release reporting the Company's financial results for the fiscal quarter ended March 31, 2002. Set forth below is certain financial information reported by ClearOne in the press release.


                       Financial Highlights From Continuing Operations
                                       (unaudited)

                                                      Three Months Ended
                                             3/31/02               3/31/01          Change
 -------------------------------------------------------------------------------------------

 Sales                                    $   14,171,156      $   10,212,333           +39%
 Net income                               $    2,070,946      $    1,359,032           +52%
 Diluted earnings per share               $         0.20      $         0.15           +33%

                                                       Nine Months Ended
                                                3/31/02            3/31/01          Change
--------------------------------------------------------------------------------------------

 Sales                                    $   37,973,838      $   29,225,712           +30%
 Net income                               $    4,974,533      $    3,905,397           +27%
 Diluted earnings per share               $         0.51      $         0.43           +19%


For the third quarter ended March 31, 2002, ClearOne reported net income from continuing operations of $2.1 million, or $0.20 per fully diluted share, on sales of $14.2 million. This represents a 52 percent increase in net income and a 39 percent increase in sales over the same quarter last year, for which the company reported net income from continuing operations of $1.4 million, or $0.15 per fully diluted share, on sales of $10.2 million. Gross margins for the quarter were 61 percent compared to 58 percent for the same quarter last year.

For the first nine months of fiscal 2002, ClearOne reported net income from continuing operations of $5.0 million, or $0.51 per fully diluted share, on sales of $38.0 million. Comparatively, the company reported net income from continuing operations of $3.9 million, or $0.43 per fully diluted share, on sales of $29.2 million for the same period last year. Year-to-date gross margins were 60 percent, up slightly from 59 percent last year.


                                     ClearOne Communications Inc.
                             Condensed Statement of Continuing Operations
                                             (unaudited)

                                                   Three Months Ended                   Nine Months Ended
                                                3/31/02           3/31/01           3/31/02           3/31/01
----------------------------------------------------------------------------------------------------------------

Sales                                     $   14,171,156    $   10,212,333    $    37,973,838   $   29,225,712
Cost of goods sold                             5,586,839         4,327,987         15,225,933       12,064,698
                                          ----------------------------------------------------------------------
Gross profit                                   8,584,317         5,884,346         22,747,905       17,161,014

Sales & marketing expenses                     2,763,581         1,932,327          7,995,734        5,755,898
General & administrative expenses              1,542,983         1,133,525          4,101,769        3,630,578
Research & development expenses                1,122,973           720,426          3,044,497        1,760,921
                                          ----------------------------------------------------------------------
Total expenses                                 5,429,537         3,786,278         15,142,000       11,147,397

Operating Income                               3,154,780         2,098,068          7,605,905        6,013,617
Other items                                      (71,370)           69,277            139,188          252,083
Income tax expense                            (1,012,464)         (808,313)        (2,770,560)      (2,360,303)
                                          ----------------------------------------------------------------------
Net income                                $    2,070,946    $    1,359,032    $     4,974,533   $    3,905,397
                                          ======================================================================

Basic earnings per share                  $         0.20    $         0.16    $          0.54   $         0.46
Fully diluted earnings per share          $         0.20    $         0.15    $          0.51   $         0.43

Basic shares outstanding                      10,158,894         8,610,375          9,246,512        8,581,738
Fully diluted shares outstanding              10,614,839         9,047,289          9,755,909        9,026,182


                                          ClearOne Communications Inc.
                                                 Balance Sheet

                                                                    3/31/02               6/30/01
     -----------------------------------------------------------------------------------------------
                                                                  (unaudited)            (audited)
     ASSETS

     Current assets:
         Cash and cash equivalents                              $   23,168,321      $    6,852,243
         Accounts receivable                                        14,192,043           7,284,393
         Inventory                                                   5,792,134           4,132,034
         Deferred taxes                                                246,000             247,402
         Other current assets                                          420,868             779,648
                                                                --------------      --------------
              Total current assets                                  43,819,366          19,295,720

     Property and equipment, net                                     3,992,612           3,696,615
     Other assets, net                                              10,037,281           4,605,288
                                                                --------------      --------------
              Total assets                                      $   57,849,259      $   27,597,623
                                                                ==============      ==============



     LIABILITIES AND EQUITY

     Current liabilities:
         Accounts payable                                       $    1,578,877      $      568,782
         Accrued expenses                                            1,320,052           1,129,528
         Accrued income taxes                                          472,192             421,749
         Current portion of capital leases                              60,614             181,827
                                                                --------------      --------------
              Total current liabilities                              3,431,735           2,301,886

     Capital lease obligations                                          15,772              48,227
     Deferred tax liability                                            746,000             746,000
                                                                --------------      --------------
              Total liabilities                                      4,193,507           3,096,113

     Shareholders' equity:
         Common stock                                                   10,179               8,618
         Additional paid-in capital                                 33,140,847           8,962,699
         Retained earnings                                          20,504,726          15,530,193
                                                                --------------      --------------
              Total shareholders' equity                            53,655,752          24,501,510
                                                                --------------      --------------
              Total liabilities and equity                      $   57,849,259      $   27,597,623
                                                                ==============      ==============

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS INC.
                                    (The Registrant)

                                    By:  Randall J. Wichinski
                                       -----------------------------------------
                                    Its: Chief Financial Officer